3Q2019
Supplemental Information
FURNISHED AS OF NOVEMBER 4, 2019 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2018 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Debt Covenants
13	Acquisition & Disposition Activity
14	Re/Development Activity
15	Portfolio
16	Associated Health Systems
17	Top Tenants
18	MOB Proximity to Hospital
19	Lease Maturity, Lease & Building Size
20	Historical Occupancy
21	Occupancy Reconciliation
22	Same Store Leasing Statistics
23	Same Store Performance
24	NOI Reconciliations
26	EBITDA Reconciliations
27	Components of Net Asset Value
28	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•	Normalized FFO per share increased 3.2% over the third quarter of 2018.

•	For the trailing twelve months ended September 30, 2019, same store cash NOI grew 3.3%.

◦	Revenues increased 2.8% and revenue per average occupied square foot increased 2.9%.

◦	Operating expenses increased 2.0%.

◦	Average occupancy was stable at 89.0%.

•	Predictive growth measures in the same store multi-tenant portfolio include:

◦	Average in-place rent increases of 2.93%, up from 2.88% a year ago, partially attributable to future annual contractual increases of 3.06% for leases commencing in the quarter.

◦	Weighted average cash leasing spreads of 3.3% on 671,000 square feet renewed:

◦	12% (<0% spread)

◦	3% (0-3%)

◦	64% (3-4%)

◦	21% (>4%)

◦	Tenant retention of 90.2%.

•	Portfolio leasing activity in the third quarter totaled 862,000 square feet related to 205 leases:

◦	756,000 square feet of renewals

◦	106,000 square feet of new and expansion leases

•	During the third quarter, the Company acquired four medical office buildings for $78.7 million totaling 175,000 square feet that were 87% leased. Acquisitions included:

◦	In Houston, a 30,000 square foot building on the campus of AA rated Houston Methodist's Sugar Land Hospital for $13.5 million.

◦	In Oklahoma City, a 29,000 square foot building adjacent to A+ rated Integris Health's Baptist Medical Center for $4.1 million.

◦	In Los Angeles, two medical office buildings totaling 116,000 square feet adjacent to A- rated Huntington Hospital for $61.1 million.

•	Subsequent to the end of the quarter, the Company acquired two medical office buildings for $41.7 million totaling 106,000 square feet that were 98% leased. Acquisitions included:

◦	In Raleigh, a 58,000 square foot building adjacent to A2 rated Wakemed's North Hospital for $21.6 million.

◦	In Dallas, a 48,000 square foot building adjacent to AA- Baylor Scott & White Health's Medical Center of Plano for $20.1 million.

•
In October, the Company initiated the redevelopment of a 111,000 square foot medical office building in Memphis. The building will have initial leasing commitments totaling 81% and will be anchored by BBB+ rated Baptist Memorial Health Care. The property is expected to generate a stabilized yield of 7.6% on a redevelopment budget totaling $28 million, which includes the approximate $9 million acquisition of the property from the hospital.

•
Since the end of the second quarter, dispositions totaled $16.2 million including two medical office buildings located in Virginia Beach and San Antonio as well as an inpatient rehab facility in Erie, PA.

•	Through its at-the-market equity program, the Company raised $72 million during the third quarter and an additional $78 million in October.

•	Net debt to adjusted EBITDA was 5.2 times at the end of the quarter.

•	A dividend of $0.30 per common share was declared for the third quarter. Dividends paid for the quarter equaled 75.2% of normalized FFO and 91.3% of FAD.

OTHER ITEMS OF NOTE

•
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses associated with the acceleration of his outstanding non-vested share-based awards.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF SEPTEMBER 30, 2019

Properties

$4.2B invested in 204 properties
15.4M SF owned in 26 states
11.2M SF managed by Healthcare Realty
93.3% medical office and outpatient
87.7% on/adjacent to hospital campuses
3.3% same store cash NOI growth (TTM)

Capitalization

$6.1B enterprise value as of 10/31/2019
$4.7B market capitalization as of 10/31/2019
133.7M shares outstanding as of 10/31/2019
$0.30 quarterly dividend per share
BBB/Baa2 credit rating
24.8% debt to enterprise value at 9/30/2019
5.2x net debt to adjusted EBITDA

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of September 30, 2019, the Company owned 204 real estate properties in 26 states totaling 15.4 million square feet and was valued at approximately $5.9 billion. The Company provided leasing and property management services to 11.2 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
Brenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
JMP Securities LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
Raymond James & Associates
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty
Retired Chief Executive Officer, Inova Health System

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Peter F. Lyle
Vice President
Medical Management Associates, Inc.

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 6

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Real estate properties
Land	$267,803	$247,772	$230,206	$230,206	$217,322
Buildings, improvements and lease intangibles	3,915,308	3,845,546	3,757,260	3,675,415	3,669,852
Personal property	10,899	10,804	10,739	10,696	10,454
Construction in progress	44,041	36,996	40,326	33,107	26,960
Land held for development	24,647	24,647	24,647	24,647	24,645
Total real estate properties	4,262,698	4,165,765	4,063,178	3,974,071	3,949,233
Less accumulated depreciation and amortization	(1,106,387)	(1,064,408)	(1,035,800)	(1,015,174)	(989,585)
Total real estate properties, net	3,156,311	3,101,357	3,027,378	2,958,897	2,959,648
Cash and cash equivalents	11,809	7,617	11,313	8,381	10,027
Assets held for sale, net	5,289	6,615	10,568	9,272	8,826
Operating lease right-of-use assets [1]	126,711	127,326	128,141	—	—
Financing lease right-of-use assets [1]	9,063	9,095	9,259	—	—
Other assets	181,975	176,537	175,864	214,697	222,582
Total assets	$3,491,158	$3,428,547	$3,362,523	$3,191,247	$3,201,083

LIABILITIES AND STOCKHOLDERS' EQUITY
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Liabilities
Notes and bonds payable	$1,443,919	$1,442,758	$1,343,110	$1,345,984	$1,344,759
Accounts payable and accrued liabilities	75,094	60,394	61,519	80,411	72,927
Liabilities of properties held for sale	300	511	633	587	141
Operating lease liabilities [1]	91,356	91,056	91,044	—	—
Financing lease liabilities [1]	14,305	14,216	14,294	—	—
Other liabilities	61,023	50,168	46,144	47,623	43,004
Total liabilities	1,685,997	1,659,103	1,556,744	1,474,605	1,460,831
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,314	1,292	1,292	1,253	1,252
Additional paid-in capital	3,379,572	3,305,344	3,302,814	3,180,284	3,181,263
Accumulated other comprehensive income (loss)	(8,470)	(6,189)	(1,611)	(902)	473
Cumulative net income attributable to common stockholders	1,100,094	1,097,494	1,093,010	1,088,119	1,071,804
Cumulative dividends	(2,667,349)	(2,628,497)	(2,589,726)	(2,552,112)	(2,514,540)
Total stockholders' equity	1,805,161	1,769,444	1,805,779	1,716,642	1,740,252
Total liabilities and stockholders' equity	$3,491,158	$3,428,547	$3,362,523	$3,191,247	$3,201,083

1
Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, the Company recorded the present value of future lease payments on the Condensed Consolidated Balance Sheet. This amount was recorded as a right-of-use asset with a corresponding lease liability. The right-of-use asset also includes prepaid leases and acquisition market rate intangibles. The Company's leases where it is the lessee are primarily ground leases. All of the Company's ground leases that were in-place as of December 31, 2018 were recorded as operating leases. The Company assumed two ground leases in connection with an acquisition in the first quarter that were classified as finance leases.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Revenues
Rental income	$117,740	$114,351	$110,696	$111,149	$111,452	$109,566	$110,229	$105,806
Other operating	2,059	1,966	1,961	2,019	2,010	2,068	1,895	1,943
	119,799	116,317	112,657	113,168	113,462	111,634	112,124	107,749
Expenses
Property operating	46,777	44,286	42,725	42,815	44,135	41,737	41,818	40,590
General and administrative [1]	10,802	7,845	8,510	8,534	8,504	8,373	9,101	8,272
Acquisition and pursuit costs [2]	501	422	305	200	141	120	277	302
Depreciation and amortization	45,137	43,926	42,662	42,437	42,061	40,130	39,573	37,324
Bad debts, net of recoveries [3]	—	—	—	18	(62)	104	—	(17)
	103,217	96,479	94,202	94,004	94,779	90,464	90,769	86,471
Other income (expense)
Gain on sales of real estate properties	200	4,849	15	10,787	1,288	29,590	—	—
Interest expense	(14,181)	(13,850)	(13,588)	(13,602)	(13,464)	(13,069)	(12,668)	(13,707)
Loss on extinguishment of debt	—	—	—	—	—	—	—	(44,985)
Impairment of real estate assets	—	(5,610)	—	—	—	—	—	2
Interest and other income (expense), net	—	(743)	9	(35)	41	38	493	261
	(13,981)	(15,354)	(13,564)	(2,850)	(12,135)	16,559	(12,175)	(58,429)
Net income (loss)	$2,601	$4,484	$4,891	$16,314	$6,548	$37,729	$9,180	($37,151)

1
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in a $2.9 million charge for the acceleration of his outstanding restricted stock awards and associated taxes.

2	Includes third party and travel costs related to the pursuit of acquisitions and developments.

3	Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, bad debts, net of recoveries associated with lease revenue was recorded within rental income.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Net income (loss)	$2,601	$4,484	$4,891	$16,314	$6,548	$37,729	$9,180	($37,151)
Gain on sales of real estate assets	(200)	(4,849)	(15)	(10,787)	(1,288)	(29,590)	—	—
Impairments of real estate assets	—	5,610	—	—	—	—	—	(2)
Real estate depreciation and amortization	45,926	44,682	43,383	43,380	42,723	40,747	40,003	37,869
FFO	$48,327	$49,927	$48,259	$48,907	$47,983	$48,886	$49,183	$716
Acquisition and pursuit costs [3]	501	422	305	200	141	120	277	302
Lease intangible amortization [4]	5	54	84	—	—	—	—	—
Accelerated stock awards [5]	2,854	—	—	—	70	—	—	—
Forfeited earnest money received	—	—	—	—	—	—	(466)	—
Debt financing costs	—	760	—	—	—	—	—	45,773
Normalized FFO	$51,687	$51,163	$48,648	$49,107	$48,194	$49,006	$48,994	$46,791
Non-real estate depreciation and amortization	838	829	763	790	845	829	820	759
Non-cash interest expense amortization [6]	727	707	702	649	661	652	646	717
Provision for bad debt, net	(32)	150	(75)	18	(62)	104	—	(17)
Straight-line rent income, net	(379)	(1)	(270)	(302)	(413)	(683)	(1,330)	(201)
Stock-based compensation	2,375	2,372	2,639	2,601	2,605	2,593	2,822	2,531
Normalized FFO adjusted for non-cash items	55,216	55,220	52,407	52,863	51,830	52,501	51,952	50,580
2nd generation TI	(6,114)	(6,124)	(4,326)	(10,367)	(6,950)	(7,755)	(5,867)	(6,929)
Leasing commissions paid	(3,017)	(2,601)	(1,483)	(2,182)	(1,139)	(1,947)	(1,851)	(2,705)
Capital expenditures	(3,543)	(4,993)	(3,462)	(2,817)	(6,229)	(7,117)	(4,184)	(6,400)
FAD	$42,542	$41,502	$43,136	$37,497	$37,512	$35,682	$40,050	$34,546
Dividends paid	$38,852	$38,771	$37,614	$37,571	$37,570	$37,569	$37,556	$37,467
FFO per common share - diluted	$0.37	$0.39	$0.39	$0.39	$0.39	$0.39	$0.40	$0.01
Normalized FFO per common share - diluted	$0.40	$0.40	$0.39	$0.40	$0.39	$0.40	$0.40	$0.38
FFO weighted average common shares outstanding - diluted [7]	129,015	128,279	124,928	124,240	124,192	123,983	123,984	124,125

1
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”

2
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

3	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

4
The Company adopted the 2018 NAREIT FFO White Paper Restatement during the first quarter of 2019. This amended definition specifically includes the impact of acquisition related market lease intangible amortization in the calculation of NAREIT FFO.  The Company historically included this amortization in the real estate depreciation and amortization line item which is added back in the calculation of NAREIT FFO.  Prior periods were not restated for the adoption.

5
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses associated with the acceleration of his outstanding non-vested share-based awards. The third quarter of 2018 includes a revaluation adjustment recorded in connection with an officer retirement.

6	Includes the amortization of deferred financing costs, discounts and premiums.

7	Diluted weighted average common shares outstanding for the three months ended September 30, 2019 includes the dilutive effect of nonvested share-based awards outstanding of 846,327 respectively.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Acquisitions	$78,681	$102,225	$93,000	$36,950	$4,150
Re/development	7,359	6,916	7,281	6,895	5,016
1st gen. TI & acquisition capex [1]	3,473	4,647	2,752	3,394	3,866

MAINTENANCE CAPITAL EXPENDITURES
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
$ Spent
2nd generation TI	$6,114	$6,124	$4,326	$10,367	$6,950
Leasing commissions paid	3,017	2,601	1,483	2,182	1,139
Capital expenditures	3,543	4,993	3,462	2,817	6,229
	$12,674	$13,718	$9,271	$15,366	$14,318
% of NOI
2nd generation TI	8.4%	8.5%	6.2%	14.8%	10.1%
Leasing commissions paid	4.2%	3.6%	2.1%	3.1%	1.6%
Capital expenditures	4.9%	6.9%	5.0%	4.0%	9.0%
	17.5%	19.0%	13.3%	21.9%	20.7%

LEASING COMMITMENTS
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Renewals
Square feet	756,211	366,524	575,195	341,032	572,554
2nd generation TI/square foot/lease year	$2.12	$1.75	$2.12	$1.69	$1.50
Leasing commissions/square foot/lease year	$0.86	$0.43	$0.60	$0.49	$0.75
WALT (in months) [2]	55.0	53.0	46.3	51.4	34.0

New leases
Square feet	95,948	123,918	78,947	104,248	79,545
2nd generation TI/square foot/lease year	$4.79	$5.18	$5.06	$4.72	$4.28
Leasing commissions/square foot/lease year	$1.29	$1.05	$0.91	$1.23	$1.14
WALT (in months) [2]	74.3	60.7	59.6	72.8	58.5

All
Square feet	852,159	490,442	654,142	445,280	652,099
2nd generation TI/square foot/lease year	$2.51	$2.71	$2.56	$2.60	$2.03
Leasing commissions/square foot/lease year	$0.92	$0.60	$0.64	$0.72	$0.82
Leasing commitments as a % of annual net rent	14.0%	15.7%	14.4%	16.0%	12.0%
WALT (in months) [2]	57.2	55.0	47.9	56.4	37.0

1	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

2	WALT = weighted average lease term.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF SEPTEMBER 30, 2019
	INTEREST EXPENSE	PRINCIPAL BALANCE	BALANCE [1]	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due April 2023	$2,397	$250,000	$248,434	43	3.75%	3.95%
Senior notes due May 2025 [2]	2,469	250,000	248,460	67	3.88%	4.08%
Senior notes due January 2028	2,774	300,000	295,536	99	3.63%	3.84%
Total senior notes outstanding	$7,640	$800,000	$792,430	71	3.74%	3.95%
$700 million unsecured credit facility due May 2023	2,378	322,000	322,000	44	LIBOR + 0.90%	2.92%
$200 million unsecured term loan facility due May 2024 [3]	1,764	200,000	198,957	56	LIBOR + 1.00%	3.29%
$150 million unsecured term loan facility due June 2026 [4]	—	—	—	80	LIBOR + 1.60%	N/A
Mortgage notes payable, net	1,580	130,452	130,532	56	4.95%	4.81%
Total outstanding notes and bonds payable	$13,362	$1,452,452	$1,443,919	62	3.60%	3.71%
Interest cost capitalization	(347)
Unsecured credit facility fee and deferred financing costs	970
Financing lease right-of-use assets	196
Total quarterly consolidated interest expense	$14,181

DEBT MATURITIES SCHEDULE AS OF SEPTEMBER 30, 2019
	PRINCIPAL PAYMENTS					WEIGHTED AVERAGE RATE
	CREDIT FACILITY	TERM LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	MORTGAGE NOTES	OTHER	TOTAL
2019				$1,194	$1,194	5.07%	—%	5.07%
2020				23,064	23,064	6.06%	—%	6.06%
2021				17,594	17,594	5.56%	—%	5.56%
2022				12,977	12,977	3.84%	—%	3.84%
2023	$322,000		$250,000	30,230	602,230	4.23%	3.28%	3.33%
2024		$200,000		25,966	225,966	4.52%	3.29%	3.43%
2025			250,000	1,940	251,940	5.63%	3.88%	3.89%
2026				8,512	8,512	4.09%	—%	4.09%
2027				785	785	6.38%	—%	6.38%
Thereafter			300,000	8,190	308,190	6.84%	3.63%	3.71%
Total	$322,000	$200,000	$800,000	$130,452	$1,452,452	4.95%	3.47%	3.60%
Weighted average rate	2.92%	3.29%	3.74%	4.95%	3.60%

1	Balances are reflected net of discounts and deferred financing costs and include premiums.

2
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

3	The effective interest rate includes the impact of interest rate swaps on $175.0 million at a weighted average rate of 2.29% (plus the applicable margin rate, currently 100 basis points).

4
As of September 30, 2019, there are no outstanding loans under the $150 million unsecured term loan due June 2026. This term loan has a delayed draw feature that allows the Company up to February 2020 to draw against the commitments.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 11

Debt Covenants
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED SEPTEMBER 30, 2019 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS	EXCLUDING [2] LEASE ACCOUNTING IMPACT
Revolving credit facility and term loan [3]
Leverage ratio	Total debt/total capital	Not greater than 60%	33.3%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	3.0%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	33.9%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.1x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.7x
Construction and development	CIP/total assets	Not greater than 15%	1.3%
Asset investments	Mortgages & unimproved land/total assets	Not greater than 20%	1.0%

Senior notes [4]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	34.5%	33.0%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	3.1%	2.9%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	291.0%	303.9%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.7x	4.7x

Other
Net debt to adjusted EBITDA [5]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.2x
Debt to enterprise value [6]	Debt/enterprise value	Not required	24.8%

1	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

2	Excludes the impact of the adoption of Topic 842, Leases where lease liabilities are considered debt per the covenant definitions.

3
As part of the Company's amendment to the credit facility and term loan agreements during the second quarter of 2019, the financial covenants were updated to exclude the impact of the Topic 842, Lease Accounting from the covenant calculations.

4	The senior note covenants calculations apply to the senior notes due 2025 and 2028. The senior notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

5	Adjusted EBITDA is based on the current quarter results, annualized. See page 26 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.

6	Based on the closing price of $33.50 on September 30, 2019 and 131,368,198 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 12

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
MARKET	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Washington D.C. [3]	MOB	0.00	Inova Health	3/28/2019	$46,000	158,338	75%	5.2%
Indianapolis, IN	MOB	0.00	Indiana University Health	3/28/2019	47,000	143,499	100%	5.1%
Atlanta, GA	MOB	0.14	Piedmont Healthcare	4/2/2019	28,000	47,963	100%	5.7%
Dallas, TX	MOB	0.01	Baylor Scott & White Health	6/10/2019	17,000	89,990	85%	6.2%
Seattle, WA	MOB	0.20	MultiCare Health System	6/11/2019	7,720	29,870	100%	6.9%
Seattle, WA	MOB	0.27	UW Medicine (Seattle)	6/14/2019	19,005	47,255	96%	5.8%
Seattle, WA	MOB	0.35	UW Medicine (Seattle)	6/28/2019	30,500	78,288	99%	5.7%
Houston, TX	MOB	0.00	Houston Methodist	8/1/2019	13,500	29,903	100%	5.7%
Oklahoma City, OK	MOB	0.02	Integris Health	9/26/2019	4,100	28,542	76%	6.3%
Los Angeles, CA3	MOB	0.05	Huntington Hospital	9/30/2019	61,081	115,634	87%	5.2%
Raleigh, NC	MOB	0.11	WakeMed Health	10/31/2019	21,625	57,730	100%	5.5%
Dallas, TX [4]	MOB	0.04	Baylor Scott & White Health	10/31/2019	20,084	48,192	95%	5.3%
Total					$315,615	875,204	91%	5.5%

DISPOSITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [5]
Tucson, AZ 6	MOB	Varies	Tenet [6]	4/9/2019	$13,000	67,345	95%	6.2%
Virginia Beach, VA	MOB	0.25	N/A	8/1/2019	1,300	10,000	100%	12.2%
San Antonio, TX	MOB	0.04	HCA	8/28/2019	900	10,138	50%	3.0%
Erie, PA	IRF	N/A	N/A	10/25/2019	14,000	90,123	100%	15.8%
Total					$29,200	177,606	95%	11.0%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2015	$187,216	$27,859	$215,075	$157,975
2016	241,939	45,343	287,282	94,683
2017	327,167	32,305	359,472	122,700
2018	111,450	35,567	147,017	98,691
YTD 2019	315,615	21,556	337,171	29,200
Average (2015-2018)	216,942	35,269	252,212	118,512
% of Total	86.0%	14.0%	100.0%

1	MOB = Medical office building; IRF = Inpatient rehabilitation facility.

2	For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price.

3	Includes two properties.

4	Represents the cap rate when tenant build out for existing leases is complete and all tenants are occupying and paying full rent.

5	For dispositions, cap rate represents the in-place cash NOI divided by sales price.

6	Includes three off-campus medical office buildings and one on-campus medical office building sold to a single purchaser. The associated health system is Tenet for three of these buildings.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 13

Re/Development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT ACTIVITY
LOCATION	MILES TO CAMPUS	SQUARE FEET	BUDGET	FUNDINGS THRU 9/30/2019	REMAINING FUNDINGS	LEASED %	EXPECTED CASH NOI AT LEASED %	EXPECTED STABILIZED YIELD
Development
Seattle, WA	0.00	151,000	$64,120	$44,342	$19,778	60%	$617	7.0%
Pre-construction redevelopment
Memphis, TN [1]	0.26	111,000	27,800	139	27,661	81%	404	7.6%
Total		262,000	$91,920	$44,481	$47,439	69%	$1,021

RE/DEVELOPMENT EXPECTED CASH NOI AND OCCUPANCY RAMP UP TO LEASED % [2]
LOCATION	INITIAL OCCUPANCY	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Development
Seattle, WA
Cash NOI		—	—	$40	$386	$617	$617	$621
Average occupancy	Q1 2020	—%	—%	10%	40%	60%	60%	60%
Pre-construction redevelopment
Memphis, TN
Cash NOI		—	—	—	—	—	42	404
Average occupancy	Q4 2019	—%	37%	37%	37%	37%	37%	81%
Total Cash NOI		$0	$0	$40	$386	$617	$659	$1,025

1	The project includes the acquisition of a 111,000 square foot medical office building and redevelopment of the property.

2	Does not reflect the impact of capitalized interest that will be reduced at lease commencement.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 14

Portfolio [1]
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 93.3%		NON-MOB 6.7%
MARKET	MSA RANK	INVESTMENT	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT REHAB [2]	INPATIENT SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$504,454	26	2,094,564			156,245	145,365	2,396,174	15.5%
Seattle, WA	15	529,590	22	1,205,064	67,510				1,272,574	8.2%
Nashville, TN	36	199,388	6	766,523				108,691	875,214	5.7%
Charlotte, NC	22	178,192	16	860,735					860,735	5.6%
Los Angeles, CA	2	249,847	14	709,797		63,000			772,797	5.0%
Denver, CO	19	149,671	9	557,368				93,869	651,237	4.2%
Houston, TX	5	147,529	9	563,760				57,170	620,930	4.0%
Richmond, VA	44	148,574	7	548,801					548,801	3.6%
Atlanta, GA	9	219,232	9	524,017	19,732				543,749	3.5%
Des Moines, IA	87	141,101	7	197,994	181,961			152,655	532,610	3.5%
Indianapolis, IN	33	121,628	4	526,194					526,194	3.4%
Memphis, TN	43	97,056	7	515,876					515,876	3.3%
Washington, DC	6	152,559	6	507,336					507,336	3.3%
San Antonio, TX	24	95,337	6	473,673					473,673	3.1%
Oklahoma City, OK	41	125,872	4	180,049	200,000				380,049	2.5%
Austin, TX	30	106,841	5	375,333					375,333	2.3%
Chicago, IL	3	92,573	3	352,800					352,800	2.3%
Honolulu, HI	56	143,185	3	298,427					298,427	1.9%
San Francisco, CA	12	120,257	3	286,270					286,270	1.9%
Miami, FL	7	58,517	4	241,980					241,980	1.6%
Colorado Springs, CO	79	54,012	3	241,224					241,224	1.6%
Other (17 markets)		553,095	31	1,573,118	322,482	75,000	186,000	—	2,156,600	14.0%
Total		$4,188,510	204	13,600,903	791,685	138,000	342,245	557,750	15,430,583	100.0%
Number of properties				184	11	2	2	5	204
% of square feet				88.2%	5.1%	0.9%	2.2%	3.6%	100.0%
Investment [1]				$3,582,782	$238,918	$20,839	$208,782	$137,189	$4,188,510
Quarterly cash NOI				$60,106	$4,934	$854	$4,796	$1,457	$72,147
% of cash NOI				83.3%	6.9%	1.2%	6.6%	2.0%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	195	189	15	204
Square feet	14,392,588	14,158,653	1,271,930	15,430,583
% of square feet	93.3%	91.8%	8.2%	100.0%
Occupancy %	86.4%	85.8%	100.0%	87.0%
Investment [1]	$3,821,700	$3,719,971	$468,539	$4,188,510
Quarterly cash NOI	$65,040	$61,563	$10,584	$72,147
% of cash NOI	90.2%	85.3%	14.7%	100.0%

1	Excludes assets held for sale, land held for development, construction in progress and corporate property.

2	Includes one inpatient rehab facility and one skilled nursing facility.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 15

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
			ASSOCIATED 94.4% [2]
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON	ADJACENT [4]	ANCHORED [5]	OFF CAMPUS	TOTAL MOB	% OF TOTAL MOB
Baylor Scott & White Health	20	AA-/Aa3	1,834,256	232,749	163,188	—	2,230,193	15.5%
Ascension Health	4	AA+/Aa2	1,080,681	156,328	—	—	1,237,009	8.6%
CommonSpirit Health [6]	3	BBB+/Baa1	807,182	291,201	95,486	—	1,193,869	8.3%
Atrium Health	29	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.7%
Tenet Healthcare Corporation	7	B/B2	570,264	67,790	—	—	638,054	4.4%
Bon Secours Mercy Health	78	A+/--	548,801	—	—	—	548,801	3.8%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.7%
Baptist Memorial Health Care	95	BBB+/--	424,306	—	39,345	52,225	515,876	3.6%
Wellstar Health System	84	A/A2	476,054	—	—	—	476,054	3.3%
HCA	2	BB+/Ba2	177,340	167,017	—	78,305	422,662	2.9%
UW Medicine (Seattle)	49	AA+/Aaa	194,536	102,540	—	125,543	422,619	2.9%
University of Colorado Health	68	AA/Aa3	150,291	161,099	33,850	—	345,240	2.4%
Trinity Health	6	AA-/Aa3	267,952	73,331	—	—	341,283	2.4%
Providence St. Joseph Health	5	AA-/Aa3	176,854	129,181	—	—	306,035	2.1%
Hawaii Pacific Health	195	--/A1	173,502	—	—	124,925	298,427	2.1%
Inova Health System	76	AA+/Aa2	262,121	—	—	—	262,121	1.8%
Medstar Health	39	A/A2	241,739	—	—	—	241,739	1.7%
Advocate Aurora Health Care	14	AA/Aa3	142,955	95,436	—	—	238,391	1.7%
Overlake Health System	339	A/A2	191,051	39,659	—	—	230,710	1.6%
MultiCare Health System	110	AA-/Aa3	154,452	63,039	—	—	217,491	1.5%
Memorial Hermann	43	A+/A1	—	206,090	—	—	206,090	1.4%
Mercy (St. Louis)	37	AA-/Aa3	—	—	200,000	—	200,000	1.4%
Other (19 credit rated systems)			907,321	802,116	110,339	—	1,819,776	12.6%
Subtotal - credit rated [7]			9,599,101	2,788,208	955,721	380,998	13,724,028	95.4%
Non-credit rated			238,710	—	—	429,850	668,560	4.6%
Total			9,837,811	2,788,208	955,721	810,848	14,392,588	100.0%
% of total			68.3%	19.4%	6.7%	5.6%

1	Excludes construction in progress and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

3	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

4	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

5	Includes buildings where health systems lease 40% or more of the property.

6	Previously Catholic Health Initiatives.

7	Based on square footage, 87.1% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 16

Top Tenants [1]

					LEASED SQUARE FEET
TENANT	SYSTEM RANK [2]	CREDIT RATING	# OF ASSOCIATED PROPERTIES	# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	20	AA-/Aa3	23	151	914,713	156,245	1,070,958	8.0%	8.7%
Atrium Health	29	AA-/Aa3	16	83	649,426	—	649,426	4.8%	4.4%
CommonSpirit Health [3]	3	BBB+/Baa1	16	74	600,148	—	600,148	4.5%	4.3%
Mercy (St. Louis)	37	AA-/Aa3	2	2	200,000	186,000	386,000	2.9%	4.0%
Ascension Health	4	AA+/Aa2	11	66	386,302	—	386,302	2.9%	2.7%
Indiana University Health	26	AA/Aa2	4	61	436,456	—	436,456	3.3%	2.5%
WellStar Health System	84	A/A2	7	48	322,697	—	322,697	2.4%	2.3%
Bon Secours Mercy Health	78	A+/--	7	58	270,962	—	270,962	2.0%	2.0%
UW Medicine (Seattle)	49	AA/Aaa	7	22	176,470	—	176,470	1.3%	1.8%
Baptist Memorial Health Care	95	BBB+/--	7	26	215,569	—	215,569	1.6%	1.7%
University of Colorado Health	68	AA/Aa3	5	14	198,854	—	198,854	1.5%	1.5%
Tenet Healthcare Corporation	7	B/B2	10	30	103,153	63,000	166,153	1.2%	1.5%
Proliance Surgeons	-	-	5	16	126,109	—	126,109	0.9%	1.5%
Medstar Health	39	A/A2	3	53	151,463	—	151,463	1.1%	1.3%
Trinity Health	6	AA-/Aa3	3	32	168,890	—	168,890	1.3%	1.2%
USPI	-	-	7	12	141,778	—	141,778	1.1%	1.1%
Providence St. Joseph Health	5	AA-/Aa3	6	24	107,540	—	107,540	0.8%	1.1%
Eating Recovery Center	-	B-/B3	4	7	104,193	—	104,193	0.8%	1.0%
MultiCare Health System	110	AA-/Aa3	4	18	128,978	—	128,978	1.0%	0.9%
Hawaii Pacific Health	195	--/A1	3	35	91,444	—	91,444	0.7%	0.9%
Inova Health	76	AA+/Aa2	3	10	90,533	—	90,533	0.7%	0.8%
Labcorp of America	-	BBB/Baa2	20	24	176,837	—	176,837	1.3%	0.8%
HCA	2	BB+/Ba2	7	13	81,025	—	81,025	0.6%	0.7%
Overlake Health System	339	A/A2	3	6	61,218	—	61,218	0.5%	0.6%
Memorial Hermann	43	A+/A1	4	2	82,686	—	82,686	0.6%	0.6%
Total				887	5,987,444	405,245	6,392,689	47.8%	49.9%

1	Excludes construction in progress and assets classified as held for sale.

2	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

3	Previously Catholic Health Initiatives.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 17

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
On campus	68.4%	68.9%	70.0%	69.3%	69.6%	69.3%
Adjacent to campus [3]	19.3%	18.7%	17.9%	18.3%	18.1%	17.9%
Total on/adjacent	87.7%	87.6%	87.9%	87.6%	87.7%	87.2%
Off campus - anchored by health system [4]	6.7%	7.3%	7.6%	7.8%	7.7%	7.7%
Off campus	5.6%	5.1%	4.5%	4.6%	4.6%	5.1%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	124	9,837,811	68.4%	68.4%	On campus	7,842,391	90.1%
0.00	250 yards	27	1,634,250	11.4%	79.8%	Adjacent [3]	80,525	0.9%
250 yards	0.25 miles	20	1,153,958	7.9%	87.7%		120,036	1.4%
0.25 miles	0.50	3	250,468	1.7%	89.4%	Off campus	124,925	1.4%
0.50	1.00	2	280,873	2.0%	91.4%		—	—%
1.00	2.00	5	519,446	3.5%	94.9%		319,446	3.7%
2.00	5.00	6	308,150	2.1%	97.0%		13,818	0.2%
5.00	10.00	5	275,189	2.1%	99.1%		205,631	2.3%
10.00		3	132,443	0.9%	100.0%		—	—%
Total		195	14,392,588	100.0%			8,706,772	100.0%

1	Excludes construction in progress and assets classified as held for sale.

2
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

3	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

4	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 18

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2019	204	739,270	6.1%	—	—	—%	204	739,270	5.5%	5.1%
2020	634	2,222,401	18.3%	1	83,318	6.5%	635	2,305,719	17.2%	17.2%
2021	476	1,683,541	13.9%	—	—	—%	476	1,683,541	12.5%	12.0%
2022	449	1,606,851	13.2%	1	58,285	4.6%	450	1,665,136	12.4%	12.7%
2023	333	1,475,534	12.1%	—	—	—%	333	1,475,534	11.0%	11.2%
2024	358	1,741,989	14.3%	1	63,000	5.0%	359	1,804,989	13.5%	12.9%
2025	125	718,025	5.9%	2	91,561	7.2%	127	809,586	6.0%	5.8%
2026	106	383,973	3.2%	—	—	—%	106	383,973	2.9%	2.5%
2027	75	331,543	2.7%	2	342,245	26.9%	77	673,788	5.0%	7.5%
2028	93	507,352	4.2%	2	235,419	18.5%	95	742,771	5.5%	5.7%
Thereafter	133	742,928	6.1%	6	398,102	31.3%	139	1,141,030	8.5%	7.4%
Total leased	2,986	12,153,407	85.8%	15	1,271,930	100.0%	3,001	13,425,337	87.0%	100.0%
Total building		14,158,653	100.0%		1,271,930	100.0%		15,430,583	100.0%
WALTR (months) [3]		42.9			96.7			48.0
WALT (months) [3]		86.0			169.9			94.0

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,604	—	>100,000	41.8%	6,451,077	146,615	44
2,501 - 5,000	733	—	<100,000 and >75,000	26.8%	4,137,794	86,204	48
5,001 - 7,500	233	—	<75,000 and >50,000	16.8%	2,585,516	63,061	41
7,501 - 10,000	140	—	<50,000 and >25,000	12.5%	1,928,328	37,810	51
10,001 +	276	15	<25,000	2.1%	327,868	16,393	20
Total Leases	2,986	15	Total	100.0%	15,430,583	75,640	204

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

3	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

4	The average lease size in the multi-tenant properties is 4,070 square feet.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 19

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Multi-tenant
Investment	$3,004,110	$2,946,524	$2,894,291	$2,897,873	$2,833,607	$2,738,045
Number of properties	149	147	150	151	145	144
Total building square feet	11,675,944	11,533,207	11,432,246	11,490,212	11,341,527	11,221,175
Period end % occupied	87.6%	88.3%	88.1%	88.6%	88.5%	88.3%
Single-tenant
Investment	$461,845	$461,794	$463,261	$471,319	$482,727	$481,727
Number of properties	14	14	14	14	15	15
Total building square feet	1,252,198	1,252,198	1,252,198	1,307,713	1,341,781	1,341,781
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Investment	$3,465,955	$3,408,318	$3,357,552	$3,369,192	$3,316,334	$3,219,772
Number of properties	163	161	164	165	160	159
Total building square feet	12,928,142	12,785,405	12,684,444	12,797,925	12,683,308	12,562,956
Period end % occupied	88.8%	89.5%	89.3%	89.8%	89.7%	89.6%

PROPERTIES NOT IN SAME STORE
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Acquisitions [2]
Investment	$637,827	$574,793	$520,418	$437,835	$464,185	$557,434
Number of properties	30	27	24	22	26	27
Total building square feet	1,935,189	1,803,890	1,648,552	1,381,323	1,470,154	1,644,315
Period end % occupied	90.1%	91.1%	91.0%	92.5%	91.9%	92.7%
Development completions
Investment	—	$29,798	$29,388	$29,375	$29,122	$28,970
Number of properties	—	1	1	1	1	1
Total building square feet	—	99,957	99,957	99,957	99,957	99,957
Period end % occupied	—%	41.8%	41.8%	38.4%	38.4%	29.9%
% leased	—%	44.9%	41.8%	41.8%	41.8%	41.8%
Reposition [3]
Investment	$84,728	$85,713	$85,342	$74,415	$82,354	$82,251
Number of properties	11	12	12	11	14	14
Total building square feet	567,252	577,390	577,390	519,424	574,396	574,396
Period end % occupied	36.0%	38.7%	39.1%	35.7%	47.0%	48.5%

TOTAL PROPERTIES
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Investment	$4,188,510	$4,098,622	$3,992,700	$3,910,817	$3,891,995	$3,888,427
Number of properties	204	201	201	199	201	201
Total building square feet	15,430,583	15,266,642	15,010,343	14,798,629	14,827,815	14,881,624
Period end % occupied	87.0%	87.4%	87.2%	87.8%	87.9%	87.9%

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2	Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.

3
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 20

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning June 30, 2019	201	13,349,603	15,266,642	87.4%	161	11,440,491	12,785,405	89.5%
Portfolio activity
Acquisitions	4	152,611	174,079	87.7%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [1]	(1)	(5,118)	(10,138)	50.5%	—	—	—	—%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	1	40,431	42,780	94.5%
Development completions	NA	NA	NA	NA	1	41,790	99,957	41.8%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	204	13,497,096	15,430,583	87.5%	163	11,522,712	12,928,142	89.1%
Leasing activity
New leases/expansions	NA	106,274	NA	NA	NA	66,380	NA	NA
Move-outs/contractions	NA	(178,033)	NA	NA	NA	(112,585)	NA	NA
Net absorption	NA	(71,759)	NA	NA	NA	(46,205)	NA	NA
Ending September 30, 2019	204	13,425,337	15,430,583	87.0%	163	11,476,507	12,928,142	88.8%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning September 30, 2018	201	13,038,497	14,827,815	87.9%	160	11,378,653	12,683,308	89.7%
Portfolio activity
Acquisitions	13	785,727	892,856	88.0%	NA	NA	NA	NA
Re/development completions	—	32,002	40,278	79.5%	—	32,002	40,278	79.5%
Dispositions [1]	(10)	(297,332)	(330,366)	90.0%	(8)	(260,775)	(282,918)	92.2%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	9	388,180	427,821	90.7%
Development completions	NA	NA	NA	NA	1	38,384	99,957	38.4%
Reposition to same store	NA	NA	NA	NA	3	69,958	82,037	85.3%
Reposition from same store	NA	NA	NA	NA	(2)	(87,933)	(122,341)	71.9%
	204	13,558,894	15,430,583	87.9%	163	11,558,469	12,928,142	89.4%
Leasing activity
New leases/expansions	NA	461,919	NA	NA	NA	346,709	NA	NA
Move-outs/contractions	NA	(595,476)	NA	NA	NA	(428,671)	NA	NA
Net absorption	NA	(133,557)	NA	NA	NA	(81,962)	NA	NA
Ending September 30, 2019	204	13,425,337	15,430,583	87.0%	163	11,476,507	12,928,142	88.8%

1	Includes properties reclassified as held for sale.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 21

Same Store Leasing Statistics [1]

	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Average in-place contractual increases
Multi-tenant	2.93%	2.91%	2.91%	2.91%	2.88%	2.84%	2.81%	2.80%
Single-tenant	2.12%	2.43%	2.46%	2.45%	2.42%	2.13%	2.12%	2.12%
	2.82%	2.84%	2.85%	2.84%	2.82%	2.73%	2.71%	2.69%
Multi-tenant renewals
Cash leasing spreads	3.3%	5.0%	3.3%	(0.5%)	3.8%	6.4%	5.2%	3.7%
Tenant retention rate	90.2%	87.4%	85.5%	82.6%	87.0%	84.4%	81.5%	81.9%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.35%	2.65%	1.91%	49.37%	2.02%	9.00%
Fixed	3.04%	92.75%	2.67%	21.35%	3.03%	83.05%
Non-annual increase (annualized)
CPI	1.84%	0.75%	0.50%	2.59%	1.37%	1.00%
Fixed	1.29%	2.79%	2.25%	26.69%	1.87%	6.04%
No increase
Term > 1 year	—%	1.06%	—%	—%	—%	0.91%
Total [2]	2.93%	100.00%	2.12%	100.00%	2.82%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	49.3%	83.0%	53.0%
Physician and other	50.7%	17.0%	47.0%

Lease structure
Gross	13.5%	—%	12.0%
Modified gross	27.9%	—%	24.8%
Net	58.6%	—%	52.2%
Absolute net [3]	—%	100.0%	11.0%

Ownership type
Ground lease	63.2%	10.1%	58.0%
Fee simple	36.8%	89.9%	42.0%

1	Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Excludes leases with terms of one year or less.

3	Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 22

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	TTM 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018	TTM 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Multi-tenant
Revenues	$362,870	$92,011	$90,994	$89,826	$90,039	$352,684	$90,209	$88,343	$87,421	$86,711
Expenses	146,770	37,883	36,560	35,985	36,342	144,132	37,311	35,642	35,870	35,309
Cash NOI	$216,100	$54,128	$54,434	$53,841	$53,697	$208,552	$52,898	$52,701	$51,551	$51,402
Revenue per occ SF [2]	$35.39	$35.92	$35.53	$35.05	$35.04	$34.36	$35.12	$34.44	$34.07	$33.80
Margin	59.6%	58.8%	59.8%	59.9%	59.6%	59.1%	58.6%	59.7%	59.0%	59.3%
Average occupancy	87.8%	87.8%	87.7%	87.8%	88.0%	87.9%	88.0%	87.9%	87.9%	87.9%
Number of properties	149	149	149	149	149	149	149	149	149	149
Single-tenant
Revenues	$43,560	$11,085	$11,052	$10,730	$10,693	$42,549	$10,696	$10,625	$10,621	$10,607
Expenses	1,880	614	585	352	329	1,613	369	378	439	427
Cash NOI	$41,680	$10,471	$10,467	$10,378	$10,364	$40,936	$10,327	$10,247	$10,182	$10,180
Revenue per occ SF [2]	$34.79	$35.42	$35.31	$34.28	$34.16	$34.18	$34.17	$34.08	$34.23	$34.19
Average occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	99.5%	100.0%	99.6%	99.1%	99.1%
Number of properties	14	14	14	14	14	14	14	14	14	14
Total
Revenues	$406,430	$103,096	$102,046	$100,556	$100,732	$395,233	$100,905	$98,968	$98,042	$97,318
Expenses	148,650	38,497	37,145	36,337	36,671	145,745	37,680	36,020	36,309	35,736
Cash NOI	$257,780	$64,599	$64,901	$64,219	$64,061	$249,488	$63,225	$62,948	$61,733	$61,582
Revenue per occ SF [2]	$35.32	$35.86	$35.50	$34.96	$34.94	$34.34	$35.02	$34.40	$34.09	$33.84
Margin	63.4%	62.7%	63.6%	63.9%	63.6%	63.1%	62.7%	63.6%	63.0%	63.3%
Average occupancy	89.0%	89.0%	88.9%	89.0%	89.2%	89.0%	89.2%	89.0%	89.0%	89.0%
Number of properties	163	163	163	163	163	163	163	163	163	163

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2019	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Multi-tenant
Revenue per occ SF [2]	3.0%	2.3%	3.2%	2.9%	3.7%
Avg occupancy (bps)	-10	-20	-10	-10	+20
Revenues	2.9%	2.0%	3.0%	2.8%	3.8%
Expenses	1.8%	1.5%	2.6%	0.3%	2.9%
Cash NOI	3.6%	2.3%	3.3%	4.4%	4.5%
Single-tenant
Cash NOI	1.8%	1.4%	2.1%	1.9%	1.8%
Total
Revenues	2.8%	2.2%	3.1%	2.6%	3.5%
Cash NOI	3.3%	2.2%	3.1%	4.0%	4.0%

1
Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 23

NOI Reconciliations
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Net income (loss)	$2,601	$4,484	$4,891	$16,314	$6,548	$37,729	$9,180	($37,151)
Other income (expense)	13,981	15,354	13,564	2,850	12,135	(16,559)	12,175	58,429
General and administrative expense	10,802	7,845	8,510	8,534	8,504	8,373	9,101	8,272
Depreciation and amortization expense	45,137	43,926	42,662	42,437	42,061	40,130	39,573	37,324
Other expenses [1]	2,079	1,965	1,768	1,693	1,457	1,540	1,568	1,505
Straight-line rent expense	383	387	391	394	398	399	400	1,017
Straight-line rent revenue	(770)	(395)	(668)	(682)	(802)	(1,074)	(1,722)	(1,205)
Other revenue [2]	(1,608)	(1,330)	(1,350)	(1,409)	(1,173)	(1,268)	(1,438)	(1,258)
Cash NOI	$72,605	$72,236	$69,768	$70,131	$69,128	$69,270	$68,837	$66,933
Acquisitions/development completions	(7,325)	(6,475)	(4,575)	(4,465)	(4,231)	(3,547)	(3,068)	(1,238)
Dispositions/other	(459)	(524)	(718)	(1,394)	(1,311)	(2,345)	(3,510)	(3,493)
Same store cash NOI and reposition	64,821	65,237	64,475	64,272	63,586	63,378	62,259	62,202
Reposition	(222)	(336)	(256)	(211)	(361)	(430)	(526)	(620)
Same store cash NOI	$64,599	$64,901	$64,219	$64,061	$63,225	$62,948	$61,733	$61,582

TOP DOWN RECONCILIATION
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Property operating before rent concessions	$106,319	$103,245	$99,607	$99,877	$99,976	$97,185	$96,347	$92,209
Rent concessions	(514)	(427)	(625)	(700)	(609)	(766)	(1,053)	(686)
Property operating	105,805	102,818	98,982	99,177	99,367	96,419	95,294	91,523
Single-tenant net lease	11,165	11,138	11,046	11,290	11,283	12,073	13,213	13,078
Straight-line rent revenue	770	395	668	682	802	1,074	1,722	1,205
Rental income	117,740	114,351	110,696	111,149	111,452	109,566	110,229	105,806
Property lease guaranty income	—	—	128	187	168	146	175	182
Parking income	1,935	1,870	1,734	1,733	1,752	1,819	1,626	1,705
Exclude straight-line rent revenue	(770)	(395)	(668)	(682)	(802)	(1,074)	(1,722)	(1,205)
Exclude other non-cash revenue [3]	(1,483)	(1,233)	(1,251)	(1,309)	(1,083)	(1,165)	(1,345)	(1,201)
Revenue	117,422	114,593	110,639	111,078	111,487	109,292	108,963	105,287
Property operating expense	(46,777)	(44,286)	(42,725)	(42,815)	(44,135)	(41,737)	(41,818)	(40,590)
Exclude non-cash expenses [4]	1,960	1,929	1,854	1,868	1,776	1,715	1,692	2,236
Cash NOI	$72,605	$72,236	$69,768	$70,131	$69,128	$69,270	$68,837	$66,933
Acquisitions/development completions	(7,325)	(6,475)	(4,575)	(4,465)	(4,231)	(3,547)	(3,068)	(1,238)
Dispositions/other	(459)	(524)	(718)	(1,394)	(1,311)	(2,345)	(3,510)	(3,493)
Same store cash NOI and reposition	64,821	65,237	64,475	64,272	63,586	63,378	62,259	62,202
Reposition	(222)	(336)	(256)	(211)	(361)	(430)	(526)	(620)
Same store cash NOI	$64,599	$64,901	$64,219	$64,061	$63,225	$62,948	$61,733	$61,582

1	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.

2	Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees and tenant improvement overage amortization.

3	Includes above and below market lease intangibles, lease inducements, lease termination fees and TI amortization.

4	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF TTM ENDED 9/30/2019 - CASH NOI
	2019	2018	% CHANGE
Same store cash NOI	$257,780	$249,488	3.3%
Reposition	1,025	1,937	(47.1%)
	$258,805	$251,425	2.9%
Acquisitions/development completions	22,840	12,084	89.0%
Dispositions/other	3,095	10,659	(71.0%)
Cash NOI	$284,740	$274,168	3.9%

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	3Q 2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017
Cash NOI	$72,605	$72,236	$69,768	$70,131	$69,128	$69,270	$68,837	$66,933
General and administrative expense	(10,802)	(7,845)	(8,510)	(8,534)	(8,504)	(8,373)	(9,101)	(8,272)
Straight-line rent	770	395	668	682	802	1,074	1,722	1,205
Interest and other income (expense), net	—	(743)	9	(35)	41	38	493	261
Management fees and other income	124	96	99	99	90	103	94	56
Bad debts, net of recoveries	—	—	—	(18)	62	(104)	—	17
Other non-cash revenue [1]	1,483	1,233	1,251	1,309	1,083	1,165	1,345	1,201
Other non-cash expenses [2]	(1,960)	(1,929)	(1,854)	(1,868)	(1,776)	(1,715)	(1,692)	(2,236)
Debt Covenant EBITDA	62,220	63,443	61,431	61,766	60,926	61,458	61,698	59,165
Interest expense	(14,181)	(13,850)	(13,588)	(13,602)	(13,464)	(13,069)	(12,668)	(13,707)
Loss on extinguishment of debt	—	—	—	—	—	—	—	(44,985)
Acquisition and pursuit costs	(501)	(422)	(305)	(200)	(141)	(120)	(277)	(302)
Leasing commission amortization [3]	1,547	1,505	1,404	1,415	1,319	1,258	1,233	1,160
Depreciation expense of unconsolidated JVs [4]	80	80	80	80	80	80	80	38
Lease intangible amortization [5]	—	—	—	238	108	108	(63)	106
Non-real estate depreciation and amortization	(838)	(829)	(763)	(790)	(845)	(829)	(820)	(759)
FFO	48,327	49,927	48,259	48,907	47,983	48,886	49,183	716
Acquisition and pursuit costs	501	422	305	200	141	120	277	302
Lease intangible amortization	5	54	84	—	—	—	—	—
Accelerated amortization of restricted stock awards [6]	2,854	—	—	—	70	—	—	—
Forfeited earnest money received	—	—	—	—	—	—	(466)	—
Debt financing costs	—	760	—	—	—	—	—	45,773
Normalized FFO	51,687	51,163	48,648	49,107	48,194	49,006	48,994	46,791

1	Includes above and below market lease intangibles, lease inducements, lease termination fees and TI amortization.

2	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

3	Leasing commission amortization is included in the real estate depreciation and amortization add back for FFO.

4
The Company has two unconsolidated joint ventures whose earnings are recorded in Interest and other income (expense), net on the Condensed Consolidated Statements of Income. The depreciation expense incurred related to these properties is included in real estate deprecation and amortization add back for FFO.

5	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

6
The Company's former Executive Chairman, David R. Emery, died on September 30, 2019 resulting in $2.9 million of expenses associated with the acceleration of his outstanding non-vested share-based awards. The third quarter of 2018 includes a revaluation adjustment recorded in connection with an officer retirement.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 25

EBITDA Reconciliations
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	3Q 2019	2Q 2019	1Q 2019	4Q 2018
Net income	$28,290	$2,601	$4,484	$4,891	$16,314
Interest expense	55,221	14,181	13,850	13,588	13,602
Depreciation and amortization	174,162	45,137	43,926	42,662	42,437
EBITDA	$257,673	$61,919	$62,260	$61,141	$72,353
Other amortization [1]	6,194	1,628	1,585	1,486	1,495
Gain on sales of real estate properties	(15,851)	(200)	(4,849)	(15)	(10,787)
Impairments on real estate assets	5,610	—	5,610	—	—
EBITDAre [2]	$253,626	$63,347	$64,606	$62,612	$63,061

EBITDA	$257,673	$61,919	$62,260	$61,141	$72,353
Acquisition and pursuit costs	1,428	501	422	305	200
Gain on sales of real estate properties	(15,851)	(200)	(4,849)	(15)	(10,787)
Impairments on real estate assets	5,610	—	5,610	—	—
Debt Covenant EBITDA	$248,860	$62,220	$63,443	$61,431	$61,766
Other amortization [1]	6,194	1,628	1,585	1,486	1,495
Lease intangible amortization	381	5	54	84	238
Timing impact [3]	2,713	902	1,024	1,136	(349)
Stock based compensation	12,743	5,131	2,372	2,639	2,601
Adjusted EBITDA	$270,891	$69,886	$68,478	$66,776	$65,751

1	Includes leasing commission amortization and depreciation expense of unconsolidated JVs.

2
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

3	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 26

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	3Q 2019
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$57,811	$7,006	$442	$1,492	$66,751	$267,004	90.4%
Inpatient rehab	854	—	—	—	854	3,416	1.1%
Inpatient surgical	4,796	—	—	—	4,796	19,184	6.5%
Office	1,138	319	—	—	1,457	5,828	2.0%
Total Cash NOI	$64,599	$7,325	$442	$1,492	$73,858	$295,432	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$24,647
Construction in progress	44,041
$68,688

OTHER ASSETS
Assets held for sale [5]	$17,539
Reposition properties (net book value) [3]	7,385
Cash and other assets [6]	112,425
$137,349

DEBT
Unsecured credit facility	$322,000
Unsecured term loan	200,000
Senior notes	800,000
Mortgage notes payable	130,452
Other liabilities [7]	83,605
$1,536,057

TOTAL SHARES OUTSTANDING
As of September 30, 2019		131,368,198

IMPLIED CAP RATE
	STOCK PRICE	IMPLIED CAP RATE
As of 10/31/19	$34.77	5.01%

3Q 2019 high	$33.81	5.12%
3Q 2019 low	$31.29	5.43%

1	See Same Store Performance schedule on page 23 for details on same store NOI.

2
Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI. Stabilized developments include developments completed during the full eight quarter period that are not included in same store, but are 90% occupied or greater.

3
Reposition properties includes 11 properties which comprise 567,252 square feet. The NOI table above includes 7 of these properties comprising 351,642 square feet that have generated positive NOI totaling approximately $0.4 million. The remaining 4 properties, comprising 215,610 square feet, have generated negative NOI of approximately $0.2 million and are reflected at a net book value of $7.4 million in the other assets table above.

4	Timing adjustments include current quarter acquisitions as well as a development conversion adjustment of $0.6 million to reflect full quarterly stabilized NOI from a recently completed development.

5	Assets held for sale includes two real estate properties that are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

6
Includes cash of $11.8 million, prepaid assets of $52.6 million, accounts receivable of $11.9 million, and prepaid ground leases of $24.7 million. In addition, includes the Company's occupied portion of its corporate headquarters of $11.4 million.

7
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $75.2 million, security deposits of $8.1 million, and deferred operating expense reimbursements of $0.3 million.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 27

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE RANGE OF EXPECTATIONS
	EXPECTED 2019		ACTUAL
	LOW	HIGH	3Q 2019
TTM Average Occupancy
Multi-tenant	88.0%	90.0%	87.8%
Single-tenant	99.0%	100.0%	100.0%
TTM revenue per occupied square foot
Multi-tenant	$34.50	$35.50	$35.39
Single-tenant	$34.00	$34.50	$34.79
TTM Multi-tenant cash NOI margin	59.0%	60.0%	59.6%
Multi-tenant cash leasing spreads	3.0%	4.0%	3.3%
Multi-tenant lease retention rate	75.0%	90.0%	90.2%
TTM cash NOI growth
Multi-tenant	2.8%	3.3%	3.6%
Single-tenant	1.5%	3.5%	1.8%
Total	2.5%	3.3%	3.3%

ANNUAL RANGE OF EXPECTATIONS
	LOW	HIGH	YTD
Normalized G&A	$32,500	$33,500	$24,303
Straight-line rent, net [1]	500	1,500	650
Funding activity
Acquisitions	350,000	400,000	315,615
Dispositions	(50,000)	(75,000)	(29,200)
Re/development	30,000	50,000	21,556
1st generation TI and acq. cap. ex.	14,000	17,000	10,872
2nd generation TI	24,000	30,000	16,564
Leasing commissions paid	7,000	9,000	7,101
Capital expenditures	16,000	20,000	11,998
Cash yield
Acquisitions	5.1%	5.8%	5.5%
Dispositions	6.5%	8.0%	11.0%
Re/development (stabilized)	6.0%	7.5%	NA
Leverage (debt/cap)	30.0%	35.0%	33.3%
Net debt to adjusted EBITDA	5.0x	5.5x	5.2x

1	This guidance range is based on current in-place leases. Straight-line rent, net was $2.7 million for the year ended December 31, 2018, with a quarterly range of $0.3 million to $1.3 million.

HEALTHCARE REALTY	3Q 2019 SUPPLEMENTAL INFORMATION 28